UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2017

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 2.02	Results of Operations and Financial Condition
On August 1, 2017, Xylem Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Xylem Inc. on August 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: August 1, 2017	By:	/s/ E. Mark Rajkowski
E. Mark Rajkowski
Senior Vice President & Chief Financial Officer (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Xylem Inc. on August 1, 2017.